Exhibit 10.2

CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821777

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #6 Lode Mining Claim in the following quarter section(s):


           1/4,     Section      Township        Range        Meridian

           NW       13           T28N            R60E         MDHN
           SW       13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------        ----------              -----------
         No 1            NW corner        NW Cor. Medicine #6      2"x2" wooden post
         No.2            NE Corner        NE Cor. Medicine #6      2"x2" wooden post
         No.3            SW Corner        SW Cor. Medicine #6      2"x2" wooden post
         No.4            SE Corner        SE Cor. Medicine #6      2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------

CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM                821778

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #8 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section           Township         Range        Meridian
          NW      13                T28N             R60E         MDHN
          SW     13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------       ----------               -----------
         No 1           NW corner        NW Cor. Medicine #8      2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #8      2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #8      2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #8      2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821779

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #10 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section       Township          Range          Meridian

          NW      13            T28N              R60E           MDBN
          SW      13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ----------       ---------               -------------
         No 1           NW corner        NW Cor. Medicine #10     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #10     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #10     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #10     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821780

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #12 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section     Township          Range          Meridian
          NW      13          T28N              R60E           MDBN
          SW      13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------        ----------              -----------
         No 1           NW corner        NW Cor. Medicine #12     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #12     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #12     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #12     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821781

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #14 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township        Range              Meridian
          NW      13           T28N            R60E               MDBN
          SW      13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------         --------              -------------
         No 1           NW corner        NW Cor. Medicine #14     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #14     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #14     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #14     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821782

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #39 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section       Township          Range           Meridian
          SW      13            T28N              R60E            MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------       ------------             ------------
         No 1           NW corner        NW Cor. Medicine #39     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #39     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #39     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #39     2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821783

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #41 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section       Township       Range          Meridian

          SW      13            T28N           R60E           MDBN
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                        ---------       ----------------           -------------
         No 1           NW corner        NW Cor. Medicine #41     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #41     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #41     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #41     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821784

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #42 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township           Range            Meridian

          SW      13           T28N               R60E             MDBN
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------       ------------            -------------
         No 1           NW corner        NW Cor. Medicine #42     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #42     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #42     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #42     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ----------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821785

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #43 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township         Range           Meridian

         SE       14           T28N             R60E            MDBN
         SW       13

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ---------        ---------              ------------
         No 1           NW corner        NW Cor. Medicine #43    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #43    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #43    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #43    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821786

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #44 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section        Township          Range         Meridian

          SE      14             T28N              R60E          MDBN
          SW      13
          NE      23
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 200 feet wide, such that 200 feet is claimed in a South direction and 1300 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ---------        ---------              -------------
         No 1           NW corner        NW Cor. Medicine #44     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #44     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #44     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #44     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ----------------------

                           CERTIFICATE OF LOCATION        NEVADA NMC
                           OF LODE MINING CLAIM           821787

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #62 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section     Township       Range          Meridian

          NE      23          T28N           R60E           MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------         --------               ------------
         No 1           NW corner        NW Cor. Medicine #62     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #62     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #62     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #62     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            --------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821788

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #64 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township          Range            Meridian

          NE      23           T28N              R60E             MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ----------        --------               -----------
         No 1           NW corner        NW Cor. Medicine #64     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #64     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #64     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #64     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ----------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821789

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #65 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township         Range         Meridian

          NE      23           T28N             R60E          MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------         --------               -------------
         No 1           NW corner        NW Cor. Medicine #65    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #65    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #65    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #65    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            -------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821790

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #66 Lode Mining Claim in the following quarter section(s):

         1/4,     Section       Township         Range           Meridian

          NE      23            T28N             R60E            MDBN
          SE      23

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:


                           LOCATION         MARKINGS               DESCRIPTION
                          ---------        ----------             ------------------
         No 1           NW corner        NW Cor. Medicine #66     2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #66     2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #66     2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #66     2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821791

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #67 Lode Mining Claim in the following quarter section(s):

         1/4 ,    Section      Township         Range          Meridian

          NE      23           T28N             R60E           MDBN
          NW      24

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300'on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------         --------               -----------
         No 1           NW corner        NW Cor. Medicine #67    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #67    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #67    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #67    2"x2" wooden post



         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821792

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #111 Lode Mining Claim in the following quarter section(s):



          1/4,    Section           Township       Range           Meridian

          SE      23                T28N           R60E            MDBN
          NE      26

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           --------        ----------              -----------
         No.1           NW corner        NW Cor. Medicine #111    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #111    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #111    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #111    2"x2" wooden post



         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            --------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821793

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #113 Lode Mining Claim in the following quarter section(s):

          1/4,    Section      Township         Range            Meridian

          SE      23           T28N             R60E             MDBN
          NE      26


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ---------         --------               -----------
         No.1           NW corner        NW Cor. Medicine #113    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #113    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #113    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #113    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821794

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #114 Lode Mining Claim in the following quarter section(s):

         1/4,    Section           Township        Range           Meridian

         NE       26                T28N            R60E            MDBN


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION           MARKINGS              DESCRIPTION
                           --------           --------              -----------
         No.1             NW corner        NW Cor. Medicine #114    2"x2" wooden post
         No.2             NE Corner        NE Cor. Medicine #114    2"x2" wooden post
         No.3             SW Corner        SW Cor. Medicine #114    2"x2" wooden post
         No.4             SE Corner        SE Cor. Medicine #114    2"x2" wooden post


         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821795

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #115 Lode Mining Claim in the following quarter section(s):

         1/4,    Section      Township      Range       Meridian

         SE       23           T28N          R60E        MDBN
         NE       26

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          --------         ---------              -------------
         No.1           NW corner        NW Cor. Medicine #115    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #115    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #115    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #115    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            ---------------------

4
                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821796

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #116 Lode Mining Claim in the following quarter section(s):

         1/4,    Section    Township        Range           Meridian

         NE       26         T28N            R60E            MDBN

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO Box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION            MARKINGS               DESCRIPTION
                           --------          -----------             ------------
         No.1             NW corner        NW Cor. Medicine #116    2"x2" wooden post
         No.2             NE Corner        NE Cor. Medicine #116    2"x2" wooden post
         No.3             SW Corner        SW Cor. Medicine #116    2"x2" wooden post
         No.4             SE Corner        SE Cor. Medicine #116    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821797



         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #117 Lode Mining Claim in the following quarter section(s):



         1/4,    Section       Township           Range             Meridian

         SE       23            T28N               R60E              MDBN
         NE       26
         SW       24
         NW       25

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                           ---------        --------              --------------
         No.1             NW corner        NW Cor. Medicine #117    2"x2" wooden post
         No.2             NE Corner        NE Cor. Medicine #117    2"x2" wooden post
         No.3             SW Corner        SW Cor. Medicine #117    2"x2" wooden post
         No.4             SE Corner        SE Cor. Medicine #117    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             ---------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821798

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #118 Lode Mining Claim in the following quarter section(s):

         1/4,    Section      Township        Range           Meridian

         NE       24           T28N            R60E            MDBN
         NW       25

Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                           LOCATION         MARKINGS               DESCRIPTION
                          ---------        ---------              ------------
         No.1           NW corner        NW Cor. Medicine #118    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #118    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #118    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #118    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             --------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821799

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #125 Lode Mining Claim in the following quarter section(s):

         1/4,    Section      Township        Range               Meridian

         SW       13           T28N            R60E                MDBN


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a South direction and 1475 feet in a North direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                         LOCATION             MARKINGS               DESCRIPTION
                         --------            ----------             -------------
         No.1           NW corner        NW Cor. Medicine #125    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #125    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #125    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #125    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
             -----------------------

                           CERTIFICATE OF LOCATION            NEVADA NMC
                           OF LODE MINING CLAIM               821800

         TO WHOM IT MAY CONCERN:

         The undersigned hereby certifies that he/she has caused to be located the Medicine #126 Lode Mining Claim in the following quarter section(s):

         1/4,    Section       Township        Range        Meridian

         SW       13            T28N            R60E         MDBN


Within Elko County, Nevada, on the 17th day of September 2000.

         The name and address of the locator is:     Steve Sutherland
                                                     PO box 5114
                                                     Reno, NV 89513


The claim is approximately 1500 feet long and 600 feet wide, such that 25 feet is claimed in a North direction and 1475 feet in a South direction from the point of location (monument of location). A this point the Notice of Location was posted, together with 300' on each side of the monument of location and center line of the claim. The general course of the lode or vein is from north to the south direction.

         The number, location and markings on each corner monument are as follows:

                         LOCATION            MARKINGS               DESCRIPTION
                         --------            --------               -----------
         No.1           NW corner        NW Cor. Medicine #126    2"x2" wooden post
         No.2           NE Corner        NE Cor. Medicine #126    2"x2" wooden post
         No.3           SW Corner        SW Cor. Medicine #126    2"x2" wooden post
         No.4           SE Corner        SE Cor. Medicine #126    2"x2" wooden post

         As erected on the ground, each corner monument is marked as described above by an inscribed metal tag,

         The work of location consisted of making a claim map as provided in NRS 517.040.

         Dated this 12th day of December, 2000

         SIGNATURE OF LOCATOR

         By: /s/ Steve Sutherland
            --------------------------